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                                                                   EXHIBIT 10.12
                              ASSIGNMENT AGREEMENT

                            EFFECTIVE JULY 15, 1999


BETWEEN: CYBEROAD GAMING CORPORATION, a St. Kitts corporation having its place of business at Box 174, Basseterre St. Kitts, West Indies (the "Assignor");

AND

BETWEEN:   CYBEROAD.COM (IOM) LTD., an Isle of Man corporation, having its place of business at International House, Castle Hill, Victoria Road, Douglas, Isle of Man.

1.0  ASSIGNMENT

     1.1 In consideration of the sum of $1.00 U.S. and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor hereby transfers, conveys, and assigns to the Assignee;

     1.2 all of its rights, title and benefit as well as its obligations and responsibilities pursuant to a Software License Agreement dated October 15, 1998 by and between Nordic Investment Corporation and Cyberoad Gaming Corporation herein attached.

2.0  SUCCESSORS

     2.1 This Agreement shall enure to the benefit of the Assignee and shall be binding upon the Assignor and its executors, successors and assignees.

3.0  GOVERNING LAW

     3.1 This Agreement shall be governed by and construed in accordance with the laws of Isle of Man.

EXECUTION IN COUNTERPART

This assignment may be signed in counterpart, in as many counterparts as may be necessary, by the parties, each of which shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument notwithstanding the date of execution, and shall be deemed to bear the date as set out below.

IN WITNESS WHEREOF the parties have caused these presents to be executed personally or by their duly authorized officers as of the day and year first written above.

CYBEROAD GAMING CORPORATION                  CYBEROAD.COM (IOM) LTD.


/s/ LAWRENCE COFIELD                         /s/  DAVID HARRIS
---------------------------------            ---------------------------------
Lawrence Cofield,                            David Harris,
Director                                     Director